Exhibit 99.1

Investo r Presentation N AS D A Q - GS: SFNC

Forward-Looking Statement

Certain statements contained in this presentation may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company's stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its Common Stock on favorable terms and other risk factors. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report.

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Simmons First Profile


Pine Bluff – Corporate Headquarters


Little Rock Corporate Office

- **Ticker: SFNC**
- **$8 Billion in assets (1)**
- **In business since 1903**
- **4 State Pro Forma Footprint (1)**
  (Arkansas, Kansas, Missouri and Tennessee)
- **$185 million nationwide Credit Card Portfolio**
  - *Excellent earning asset (11.6% loan yield with fees) and strong credit quality (1.27% charge-offs)*
- **Large Trust Presence in Arkansas (1)**
  - *$3.4 Billion total Trust Assets*

(1) Pro Forma including First State and Liberty Bank

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2014 Highlights

- **GAAP EPS of $2.11, up 49% (Q4 $0.72, up 213%)**
- **Core EPS of $2.29, up 36% (Q4 $0.64, up 33%)**
- **Net Interest Margin of 4.47% (core NIM 3.81%)**
- **Total Loans up $333 million, increase of 14%**
- **Legacy Loans up $311 million, an increase of 20%**
- **Continued strong Asset Quality and Capital**
- **Conversion, Integration and achieved cost saving target (35%+) related to Metropolitan acquisition** *(closed 27 branches in March 2014)*
- **Charter consolidation** *(3 banks in May & 3 banks in early August)*
- **Announced 3 acquisition:**
  - Delta Trust (Little Rock, AR) $455 million
  - Liberty Bank (Springfield, MO) $1.1 billion
  - First State (Tennessee) $2.0 billion

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Strategic Acquisition

Converted and Integrated in 4th Quarter 2014

DELTA TRUST
Delta Trust & Bank
Since 1910
MEMBER FDIC

- **Purchase Price** **$63 million**
- **Closing Date** **August 2014**
- **Total Assets** **$455 million** *(as of 3/31/14)*

Financially Attractive

- High single-digit EPS accretion
- Internal rate of return of 22%
- Cost savings of 35% of non-interest expense
- Low multiple of trailing earnings (15.5x)

Low Risk Profile

- In-market transaction
- Familiar customer base
- Comprehensive due diligence process
- Strong pro forma capital ratios

Strategic Value

- Expands market share in Little Rock
- Leverages Metropolitan acquisition
- Attractive market demographics
- Trust business of ~$813 million (Total Trust Assets)

5

Strategic Acquisition

LIBERTY BANCSHARES, INC

Conversion and Integration in April 2015

- **Purchase Price** **$209 million**
- **Closing Date** **Q-4 2014**
- **Total Assets** **$1.1 billion** *(as of 3/31/14)*

Financially Attractive

- Meaningful EPS accretion
- Internal rate of return ~19%
- Cost savings of 30% of non-interest expense
- Low multiple of trailing earnings (13.1x)

Low Risk Profile

- Similar cultures and operating styles
- Familiar markets
- Retention of local management team
- Comprehensive due diligence process
- Strong pro forma capital ratios

Strategic Value

- Fills in our out-of-state operations with excellent operators and risk managers
- Leverages existing branch network and adds scale beyond Arkansas

6

Strategic Acquisition

Conversion and Integration in September 2015

First State

- **Purchase Price** **$245 million**
- **Closing Date** **Q-4 2014**
- **Total Assets** **$2.0 billion** *(as of 3/31/14)*

Financially Attractive

- Double digit EPS accretion
- Internal rate of return of approximately 18%
- Cost savings of 20% of non-interest expense
- Low multiple of trailing earnings (12.4x)

Low Risk Profile

- Similar cultures and operating styles
- Retention of local management team
- Comprehensive due diligence process
- Strong pro forma capital ratios

Strategic Value

- Opportunistic acquisition into contiguous markets with a high-quality partner
- Leverages current operating platform and back office support
- Attractive business lines and markets

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Footprin t & Regiona l Structure South AR Region $0.6 B Loans $1.1 B Deposits NWA AR Region $0.5 B in Loans $0.6 B in Deposits Central \ NE AR Region $1.3 B Loans $1.9 B Deposits Missouri \ Kansas Region $1.1 B Loans $1.3 B Deposits Tennessee Region $1.1 B Loans $1.6 B Deposits 8

Timeline for Integration

2014

✓	Mar:	Convert MNB, integrate 35 branches and close 27 branches
✓	Apr:	Regulatory filings *(Charter Consolidation & Delta Trust)*
✓	May:	Convert 3 charters *(SFB-NEA, SFB-Searcy, & SFB-Hot Springs)*
✓	Jun:	Regulatory Approval *(Delta Trust)*
✓	Jul:	Regulatory filings *(First State & Liberty)*
✓		File S-4 *(Delta Trust)*
✓		File S-4's *(Combined – First State and Liberty Bank)*
✓	Aug:	Close on Delta Trust *(Delta Trust Shareholder meeting)*
✓		Convert remaining 3 charters *(Russellville, El Dorado, & Lake Village)*
✓	Oct:	Delta Trust Conversion
✓	Nov:	Shareholder Meetings *(SFNC, First State & Liberty)*

2015

	Feb:	Close on First State *(waiting on Fed approval)*
		Close on Liberty Bank *(waiting on Fed approval)*
	Apr:	Convert Liberty Bank
	Sep:	Convert First State

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Prove n Acquire r and Integrator 20 1 4 20 15 10

Pr o Form a Balanc e Sheet Source : S - 4 file d wit h SE C a s o f 6/30/14 11 SFNC Standalone Combined Pr o Forma Balanc e Shee t Data: $ in thousands, except per share Cas h an d Cas h Equi v alents $422,660 $681,984 Securities 1,070,299 1,880,475 Gros s Loans 2 ,389,333 4,568,538 T ota l A ssets 4,325,841 8,069,339 T ota l Deposits 3,641,725 6,571,531 Commo n E qui t y 414,135 913,669 Per Share Data: Book V a lue per Share $25.36 $32.64 T a ngible Book V a lue per Share 19.69 19.13 Capitalization: TE / T A 7.59% 7.80% T C E / T A 7.59% 7.39%

Pr o Form a Incom e Statement Source: S - 4 filed with SEC full - year 2013 TB U – SFN C a s o f 2013 (BF / DG) 12 SFNC Standalone Combined Pr o Forma $ in thousands, except per share (1) Core EPS excludes SFNC’s nonrecurring items. □ 2013 P r o F o r m a does N O T include a n y a n ticip a t ed cos t s a ving s o r r e v e nu e enhanceme n ts Ne t Interes t Income $130,850 $295,926 Pr o vision for Loan Losses 4,118 8,742 Non - interes t Income 40,616 102,576 Non - interes t Expense 134,812 285,862 Pre - T a x Income 32,536 103,898 Pr o vision for Income T a x e s 9,305 32,184 Net Income $23,231 $71,714 Net Income Available to Common $23,231 $70,172 Diluted EPS $1.42 $2.37 Cor e Dilute d EP S (1) $1.69 $2.51

Revenue Opportunities Credi t Cards  T r u s t   I nv e stments    Agri Lending  Equipmen t Finance  Insu r ance   Consume r Finance  SBA Lending   □ None of our acc r e tion e s tim a t e s include the po t e n tial ben e fits of e xpanding these business lines 13

Investmen t Profile (1) based on most recent analyst consensus estimates 14 SFNC Standalone SFNC Pr o Forma Market Data as of 2/6/15 Valuation & Per Share Data Commo n Share s Outstanding 18. 1 million 29. 7 million Mar k e t Capitalization $73 1 million $1. 2 billion % Institutiona l Ownersh i p 43% 25% % Inde x Ownersh i p 15% 9% 2015 E EP S (1) $2.66 $3.11 Pric e / 2015E EPS 15.2x 13.0x TBVPS $20.15 $20.05 Price / TBVPS 2 .01x 2.02x

Why Simmons First?

- **Multiple paths to above average earnings growth**
  - M&A accretion, cost savings and revenue enhancements
  - Continued efficiency initiatives
  - Organic legacy loan growth
  - Rising interest rates
- **Experienced and deep management**
- **Exceptional balance sheet**
- **Consistent historical earnings performance**
- **Attractive dividend yield**

Committed to delivering a sophisticated and diverse range of products with the level of service of a community bank

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Supplemental Information 16

Loa n Growt h (Quarte r ove r Quarter) (1) Acquire d loan s ne t o f credi t mark (2) Growt h o f $21 4 millio n o r 12% excludin g acquire d migrate d loans (2) 17 $ in millions Q4 2014 Q4 2013 $ Change % Change Legac y Loans $2,054 $1,742 $312 18% Acquire d Loans , FDI C C ov ere d (1) 108 147 (39) (27%) Acquire d Loans , Non - C ov ere d (1) 576 516 60 12% Tota l Loans $2,738 $2,405 $333 14%

Combined Loan Portfolio



Consumer 10%
Other 0%
Construction 7%
Agricultural 3%
Commercial 13%
Single-Family Residential 26%
Commercial Real Estate 41%

Loans ($ in millions)	Simmons First National Bank	First State Bank	Liberty Bank	Pro Forma
Construction	$ 224	$ 76	$ 47	$ 347
1-4 Family RE	657	345	238	1,240
Commercial RE	1,113	441	352	1,906
C&I	341	134	130	605
Agricultural	120	16	8	144
Consumer	300	145	17	462
Other	4	2	8	14
Total	$ 2,759	$ 1,159	$ 800	$ 4,718

as of 12/31/14

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Combine d Deposits a s o f 12/31/14 19 Cos t o f Interes t Bearin g Deposit s (MRQ ) 0.37% 0.64% 0.35% 0.44% ( $ i n millions) Simmons First First State Liberty Bank Pro Forma Non - Interes t Bearing 908 110 76 1,094 Interes t Bearin g T r ansactions 2,006 939 631 3,576 Time Deposits 965 450 189 1,604 Total Deposits 3,879 1,499 897 6,275 Non - Interes t Bearing \ Deposits 23% 7% 8% 17% Non - Tim e Deposits \ Deposits 75% 70% 79% 74%

SFNC Legacy Portfolio Exclude s Acquire d L oans and Acquired OREO “Grea t Recession” (1) Source : SN L Financial (2) E xclude s Credi t Car d Charge - offs (3) Include s TDRs Exceptiona l Asse t Quality 20 2007 2008 2009 2010 2011 2012 2013 Q414 NP A – SFNC 0.51 0.64 1.12 1.12 1.18 0.96 0.66 0.54 NP A – Al l U S Bank s (1) 0.90 1.96 3.81 3.69 3.53 2.91 2.30 NP L (3) – SFNC 0.60 0.81 1.35 1.98 1.74 1.42 1.07 0.74 NP L (3) – Al l U S B a nk s (1) 0.93 2.19 4.41 4.15 4.11 3.36 2.67 Ne t C harge - off s – SFN C (2) 0.16 0.30 0.38 0.52 0.30 0.26 0.15 0.22 Ne t Charge - off s – Al l U S Bank s (1) 0.62 1.34 2.67 2.67 1.64 1.12 0.70

Pro Forma Loan and Credit Coverage $ i n millions 21 Estimated as of 12/31/14 SFNC First State & Liberty Bank Pro Forma Coverage Tota l Loan s (befor e discounts) 2,815 1,959 4,774 T ota l Allo w anc e an d Credi t Mark (107) (44) (151) 3.2% Legac y Loans 2,054 2,054 Allo w anc e fo r L oa n Loss (29) (29) 1.4% Loan s acquired , no t covere d by FDIC 621 1,959 2,580 Loa n Discount (45) (44) (89) 3.4% Loan s acquired , covere d b y FDIC 140 140 Loa n Discount (33) (33) 23.5%

0 . 0 0% 6 . 0 0% 3 . 0 0% 9 . 0 0% 1 2 . 0 0% 8 5 8 7 8 9 9 1 9 3 9 5 9 7 9 9 0 1 0 3 0 5 0 7 0 9 1 1 13 Industr y source : Federa l Reserv e Board Credi t Car d Portfolio History of Strong Credit Quality (Net Charge - offs) Indust r y 2.89% SFNC 1.27% 1991 Recession 2001 Recession “The Great Recession” Excellent Earning Asset Loan yield 22 7.72% Non - interest income 3.84% Gros s yield 11.56% Credit losses (1.27%) Yiel d a fte r credi t losses 10.29%

$0.80 $0.60 $0.40 $0.20 $0.00 $1.00 ' 9 7 ' 9 8 ' 9 9 ' 0 0 ' 0 1 ' 0 2 ' 0 3 ' 0 4 ' 0 5 ' 0 6 ' 0 7 ' 0 8 ' 0 9 ' 1 0 ' 1 1 ' 1 2 ' 1 3 ' 1 4 ' 1 5 Consisten t Dividen d History Current Dividend Yield 2.3% ($0.9 2 pe r share) 23

1 - Yea r Tota l Return (Dividends + Stock Appreciation) 1/1/1 4 – 12/31/14 SFNC +11.9% SNL Bank Ind e x +11.8% Source : SN L Financial 24

Since the Beginning of this Economic Cycle 12/31/0 7 – 12/31/14 SFNC +86.9% SNL Ban k Ind e x 1.5% Long - ter m Tota l Return (Dividends + Stock Appreciation) Source : SN L Financial 25

N AS D A Q - GS: SFNC Pin e Bluf f – C o r po r at e Headqua r te rs Littl e Roc k Corp o r at e O ffice